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Exhibit 99.1

        LETTER OF TRANSMITTAL

TO TENDER FOR EXCHANGE

9 1/2% SENIOR NOTES DUE 2009
THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
FOR
ANY AND ALL OUTSTANDING
9 1/2% SENIOR NOTES DUE 2009
AND
11% SENIOR NOTES DUE 2012
THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
FOR
ANY AND ALL OUTSTANDING
11% SENIOR NOTES DUE 2012
OF
LaBRANCHE & CO INC.
Pursuant to the Prospectus Dated                        , 2004

  THE EXCHANGE OFFER (AS HEREINAFTER DEFINED) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2004 OR SUCH LATER TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED (SUCH TIME AND DATE, THE "EXPIRATION DATE"). HOLDERS OF OUTSTANDING SENIOR NOTES (AS HEREINAFTER DEFINED) MUST TENDER THEIR OUTSTANDING SENIOR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE EXCHANGE NOTES (AS HEREINAFTER DEFINED). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE, BUT NOT THEREAFTER.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Regular Mail: U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue St. Paul, Minnesota 55107 Attn: Specialized Finance Group	By Registered or Certified Mail; Hand or Overnight Delivery: U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue St. Paul, Minnesota 55107 Attn: Specialized Finance Group
By Facsimile Transmission (for Eligible Institutions Only): (651) 244-1537 Confirm: (800) 934-6802

        Delivery of this Letter of Transmittal to an address or transmission of instructions to a facsimile number other than those set forth above will not constitute a valid delivery.

        The undersigned hereby acknowledges receipt of the Prospectus (the "Prospectus") dated                        , 2004 of LaBranche & Co Inc. (the "Company") and this Letter of Transmittal (this "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange each (a) $1,000 principal amount of its 9 1/2% Senior Notes due 2009 which have been registered (the "2009 Exchange Notes") under the Securities Act of 1933, as amended (the "Securities Act") for each $1,000 principal amount of its outstanding 9 1/2% Senior Notes due 2009 (the "2009 Senior Notes") of which $200,000,000 aggregate principal amount is outstanding and (b) $1,000 principal amount of its 11% Senior Notes due 2012 which have been registered under the Securities Act (the "2012 Exchange Notes" and, together with the 2009 Exchange Notes, the "Exchange Notes") for each $1,000 principal amount of its outstanding 11% Senior Notes due 2012 (the "2012 Senior Notes" and, together with the 2009 Senior Notes, the "Senior Notes") of which $260,000,000 aggregate principal amount is outstanding.

        The exchange offer is subject to the conditions set forth in the Prospectus under the caption "The Exchange Offer—Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company, except for the conditions regarding violation of any law, rule or regulation or obtaining governmental or regulatory approvals, which cannot be waived) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the outstanding Senior Notes tendered by this Letter of Transmittal and, in such event, the outstanding Senior Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

        IF YOU DESIRE TO EXCHANGE YOUR 2009 SENIOR NOTES OR 2012 SENIOR NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 2009 EXCHANGE NOTES OR 2012 EXCHANGE NOTES, AS THE CASE MAY BE, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) YOUR OUTSTANDING SENIOR NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

        List below the outstanding Senior Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate or registration numbers and principal amounts should be listed on a separately signed schedule affixed hereto. Tenders of outstanding Senior Notes will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000.

DESCRIPTION OF OUTSTANDING SENIOR NOTES TENDERED HEREBY

Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Senior Notes (Please fill in)	Series and Certificate Number(s)*	Aggregate Principal Amount Represented by Outstanding Senior Notes	Principal Amount Tendered**

Total

*	Need not be completed by book-entry Holders.
**	Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by each outstanding Senior Notes listed above and delivered to the Exchange Agent.

        The term "Holder" means any person in whose name outstanding Senior Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from a registered Holder of outstanding Senior Notes.

        This Letter of Transmittal is to be used if the Holder desires to tender outstanding Senior Notes (i) by delivery of certificates representing such outstanding Senior Notes or by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), according to the procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering" or (ii) according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures."

        The Holder must complete, execute and deliver this Letter of Transmittal to indicate the action such Holder desires to take with respect to the Exchange Offer. Holders who wish to tender their Senior Notes must complete this Letter of Transmittal in its entirety.

☐    CHECK HERE IF TENDERED OUTSTANDING SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

        Holders who desire to tender outstanding Senior Notes for exchange and who cannot comply with the procedures for tender on a timely basis set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering" or whose Outstanding Notes are not immediately available must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedure."

☐    CHECK HERE IF TENDERED OUTSTANDING SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

If delivered by book-entry transfer:

Account Number

Transaction Code Number

☐    CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING SENIOR NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

☐    CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of outstanding Senior Notes described in the table entitled "Description of Outstanding Senior Notes Tendered Hereby." Subject to, and effective upon, the acceptance for exchange of the outstanding Senior Notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such outstanding Senior Notes.

        Following the later of the Expiration Date or the date upon which outstanding Senior Notes are tendered hereby, and subject to and effective upon the Company's acceptance for exchange of the principal amount of the outstanding Senior Notes tendered hereby, upon the terms and conditions, the undersigned hereby:

  (1)
  irrevocably sells, assigns and transfers to or upon the order of the Company or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a Holder of, all outstanding Senior Notes tendered hereby, such that thereafter it shall have no contractual or other rights or claims in law or equity against the Company or any fiduciary, trustee, fiscal agent or other person connected with the outstanding Senior Notes arising under, from or in connection with such outstanding Senior Notes;

  (2)
  waives any and all rights with respect to the outstanding Senior Notes tendered hereby (including, without limitation, any existing or past defaults and their consequences in respect of such outstanding Senior Notes);

  (3)
  releases and discharges the Company and U.S. Bank National Association, as trustee (the "Trustee") from any and all claims the undersigned may have, now or in the future, arising out of or related to the outstanding Senior Notes tendered hereby, including, without limitation, any and all claims that the undersigned is entitled to receive additional principal or interest payments with respect to the outstanding Senior Notes tendered hereby (other than accrued and unpaid interest on the outstanding Senior Notes) or to participate in any redemption or defeasance of the outstanding Senior Notes tendered hereby; and

  (4)
  acknowledges that it understands that tenders of outstanding Senior Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such outstanding Senior Notes by the Company will, following such acceptance, constitute a binding agreement between the undersigned and the Company upon the terms and conditions.

        The undersigned hereby represents, warrants and agrees that:

  (1)
  it has received and reviewed the Prospectus;

  (2)
  it is the beneficial owner (as defined below) of, or a duly authorized representative of one or more such beneficial owners of, the outstanding Senior Notes tendered hereby and it has full power and authority to execute this Letter of Transmittal;

  (3)
  the outstanding Senior Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and the Company will acquire good, indefeasible and unencumbered title to such outstanding Senior Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by the Company;

  (4)
  it will not sell, pledge, hypothecate or otherwise encumber or transfer any outstanding Senior Notes tendered hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

  (5)
  in evaluating the Exchange Offer and in making its decision whether to participate therein by submitting this Letter of Transmittal and tendering its outstanding Senior Notes, the undersigned has made its own independent appraisal of the matters referred to in the Prospectus and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to such Holder by the Company or the Exchange Agent other than those contained in the Prospectus (as amended or supplemented to the Expiration Date);

  (6)
  the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the terms and conditions;

  (7)
  the submission of this Letter of Transmittal to the Exchange Agent shall, subject to a Holder's ability to withdraw its tender prior to the Expiration Date, and subject to terms and conditions of the Exchange Offer generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the outstanding Senior Notes tendered hereby in favor of the Company or such other person or persons as they may direct and to deliver such form(s) of transfer and other document(s) in the attorney's and/or agent's discretion and the certificate(s) and other document(s) of title relating to such outstanding Senior Notes' registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in the Company or its nominees such outstanding Senior Notes; and

  (8)
  the terms and conditions shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, and the terms and conditions shall be read and construed accordingly.

        The representations and warranties and agreements of a holder tendering outstanding Senior Notes shall be deemed repeated and reconfirmed on and as of the Expiration Date and the settlement date. For purposes of this Letter of Transmittal, the Beneficial Owner" of any outstanding Senior Notes shall mean any Holder that exercises sole investment discretion with respect to such outstanding Senior Notes.

        The undersigned understands that tenders may not be withdrawn at any time after the Expiration Date except as set forth in the Prospectus, unless the Exchange Offer is extended with changes to the terms and conditions that are, in the reasonable judgment of the Company, materially adverse to the undersigned, in which case tenders may be withdrawn under the conditions described in the extension.

        By tendering outstanding Senior Notes and executing this Letter of Transmittal, the undersigned additionally hereby represents and warrants that:

  (i)
  the undersigned or any beneficial owner of the outstanding Senior Notes is acquiring the Exchange Notes in the ordinary course of business of the undersigned (or such other beneficial owner);

  (ii)
  neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the Exchange Notes within the meaning of the federal securities laws;

  (iii)
  neither the undersigned nor any beneficial owner has an arrangement or understanding with any person or entity to participate in a distribution of the Exchange Notes;

  (iv)
  neither the undersigned nor any beneficial owner is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company. Upon request by the Company, the undersigned or such beneficial owner will deliver to the Company a legal opinion confirming it is not such an affiliate;

  (v)
  if the undersigned is a broker-dealer, the undersigned is not engaged, and does not intend to engage in the distribution of Exchange Notes;

  (vi)
  if the undersigned is a broker-dealer, the undersigned is receiving Exchange Notes for its own account in exchange for its outstanding Senior Notes that were acquired as a result of market-making activities or other trading activities, and the undersigned will deliver a Prospectus in connection with any resale of Exchange Notes;

  (vii)
  if the undersigned or any beneficial owner is a resident of the State of California, if falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

  (viii)
  if the undersigned or any beneficial owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

  (ix)
  the undersigned and each beneficial owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes, must comply with the registration and delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "SEC") set forth in certain no-action letters;

  (x)
  the undersigned and each beneficial owner understands that a secondary resale transaction described in clause (vii) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for outstanding Senior Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K under the Securities Act or the SEC; and

  (xi)
  the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

        If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for outstanding Senior Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, however, by so acknowledging and delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and outstanding Senior Notes held for its own account were not acquired as a result of market-making or other trading activities, such outstanding Senior Notes cannot be exchange pursuant to the Exchange Offer.

        All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

        Tendered outstanding Senior Notes may be withdrawn at any time on or prior to 5:00 p.m., New York City time on                        , 2004, or on such later date or time to which the Company may extend the Exchange Offer.

        Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Exchange Offer, and outstanding Senior Notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Exchange Notes, and outstanding Senior Notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of such outstanding Senior Notes, the Exchange Agent will credit the account maintained by DTC with any Senior Notes not tendered. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any outstanding Senior Notes from the name of the registered Holder thereof if the Company does not accept for exchange any of the principal amount of such outstanding Senior Notes so tendered.

  PLEASE SIGN HERE
  (To be Completed by All Tendering Holders Regardless of Whether Outstanding Senior Notes
  Are Being Physically Delivered Herewith, Unless an Agent's Message is
  Delivered in Connection with a Book-Entry Transfer of Such Notes)

          This Letter of Transmittal must be signed by the registered Holder(s) of outstanding Senior Notes exactly as their name(s) appear(s) on certificate(s) for outstanding Senior Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal, including such opinions of counsel, certifications and other information as may be required by the Company or the trustee for the outstanding Senior Notes to comply with the restrictions on transfer applicable to the outstanding Senior Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Exchange Agent of such person's authority to so act. See Instruction 5 below. If the signature appearing below is not that of the registered holder(s) of the outstanding Senior Notes, then the registered Holder(s) must sign a valid power of attorney.

X
X	(Signature(s) of Holder(s) or Authorized Signatory)

Dated:	, 2004

Name(s):	(Please print)
Capacity
Address
(Including Zip Code)
Area Code and Telephone No.: ( )
Tax Identification or Social Security No.:

  SIGNATURE GUARANTEE (See Instructions 2 and 5 below)

  Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

  (Name of Medallion Signature Guarantor Guaranteeing Signature)

  (Address (including Zip Code) and Telephone Number (including Area Code) of Firm)

  (Authorized Signature)

  (Printed Name)

  (Title)

Dated:	, 2004

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 4 through 7)

          To be completed ONLY if (i) certificates for outstanding Senior Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Outstanding Senior Notes Tendered Hereby" within this Letter of Transmittal, (ii) outstanding Senior Notes not tendered, but represented by certificates tendered by this Letter of Transmittal, are to be returned by credit to an account maintained at DTC other than the account indicated above or (iii) Exchange Notes issued pursuant to the Exchange Offer are to be issued by book-entry transfer to an account maintained at DTC other than the account indicated below.

Issue:

☐ Exchange Notes, to:

☐ Outstanding Senior Notes, to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 through 7)

        To be completed ONLY if certificates for outstanding Senior Notes in a principal amount not tendered, or Exchange Notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled "Description of Outstanding Senior Notes Tendered Hereby" within this Letter of Transmittal.

Deliver:

☐    Exchange Notes, to:

☐    Outstanding Senior Notes, to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

Is this a permanent address change? (check one box)

        ☐ Yes        ☐ No

INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL
(Forming part of the terms and conditions of the Exchange Offer)

        1.     Delivery of this Letter of Transmittal and Outstanding Senior Notes.    This Letter of Transmittal is to be completed by Holders of outstanding Senior Notes if certificates representing such outstanding Senior Notes are to be forwarded herewith, or, unless an agent's message is utilized, if tender is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering." For a Holder to properly tender Senior Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent's message in the case of a book entry transfer, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, and either (1) certificates representing such Senior Notes must be received by the Exchange Agent at its address, or (2) such Senior Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under "The Exchange Offer—Book-Entry Transfer" and a book-entry confirmation must be received by the Exchange Agent on or prior to the Expiration Date. A Holder who desires to tender Senior Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Senior Notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING SENIOR NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY OUTSTANDING SENIOR NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO THE COMPANY.

        If a Holder desires to tender Senior Notes pursuant to the Exchange Offer and (1) certificates representing such Senior Notes are not immediately available, (2) time will not permit such Holder's Letter of Transmittal, certificates representing such Senior Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the Expiration Date, such Holder may nevertheless tender such Senior Notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures" are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined below), (2) a properly completed and duly executed Letter of Transmittal and notice of guaranteed delivery, substantially in the form provided by the Company herewith, or an agent's message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and (3) the certificates for the tendered Senior Notes, in proper form for transfer (or a book-entry confirmation of the transfer of such Senior Notes into the Exchange Agent's account at DTC as described in the Prospectus) with any required signature guarantees and any other documents, or a properly transmitted agent's message, must be received by the Exchange Agent within five business days after the Expiration Date.

        The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery. For outstanding Senior Notes to be properly tendered pursuant to the guaranteed delivery procedures, the Exchange Agent must receive a notice of guaranteed delivery on or prior to the Expiration Date. As used herein, "eligible guarantor institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

        2.     Guarantee of Signatures.    Signatures on this Letter of Transmittal must be guaranteed by a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an eligible guarantor institution unless the outstanding Senior Notes tendered hereby are tendered (1) by a registered holder of Senior Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Senior Notes) who has signed this Letter of Transmittal and who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," on the Letter of Transmittal, or (2) for the account of an eligible guarantor institution. If the Senior Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Senior Notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered Holder or if Senior Notes not tendered are to be sent to someone other than the registered Holder, then the signature on this Letter of Transmittal accompanying the tendered outstanding Senior Notes must be guaranteed as described above. Beneficial owners whose Senior Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Senior Notes. See "The Exchange Offer—Procedures for Tendering," in the Prospectus.

        3.     Withdrawal of Tenders.    Except as otherwise provided in the Prospectus, tenders of Senior Notes may be withdrawn at any time on or prior to the Expiration Date. For a withdrawal of tendered Senior Notes to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Exchange Agent on or prior to the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the Senior Notes to be withdrawn, (2) identify the Senior Notes to be withdrawn, including, if applicable, the registration number or numbers and the total principal amount of such Senior Notes, (3) be signed by the Holder of such Senior Notes in the same manner as the original signature on the Letter of Transmittal by which such Senior Notes were tendered (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the trustee register the transfer of the Senior Notes into the name of the person withdrawing such Senior Notes, (4) specify the name in which any such Senior Notes are to be registered, if different from that of the registered Holder, and (5) if the Senior Notes were tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at DTC to be credited, if different from that of the depositor. If the Senior Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

        Any permitted withdrawal of Senior Notes may not be rescinded. Any Senior Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Senior Notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering" at any time prior to the Expiration Date.

        All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

        4.     Partial Tenders.    Tenders of Senior Notes pursuant to the Exchange Offer will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000. If less than the entire principal amount of any Senior Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Outstanding Senior Notes Tendered Hereby" herein. The entire principal amount represented by the certificates for all Senior Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Senior Notes held by the Holder is not tendered, new certificates for the principal amount of Senior Notes not tendered and Exchange Notes issued in exchange for any Senior Notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 6), as soon as practicable following the Expiration Date.

        5.     Signature on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.
If this Letter of Transmittal is signed by the registered Holder(s) of the outstanding Senior Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Senior Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Senior Notes.

        If any of the Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Senior Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal is signed by the Holder, and the certificates for any principal amount of Senior Notes not tendered are to be issued (or if any principal amount of Senior Notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered Holder, and Exchange Notes exchanged for outstanding Senior Notes in connection with the Exchange Offer are to be issued to the order of the registered Holder, then the registered Holder need not endorse any certificates for tendered Senior Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered Holder), the registered Holder must either properly endorse the certificates for Senior Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Senior Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Senior Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the original Senior Notes may require in accordance with the restrictions on transfer applicable to the outstanding Senior Notes. See Instruction 2.

        Endorsements on certificates for Senior Notes and signatures on bond powers provided in accordance with this Instruction 5 by registered Holders not executing this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 2.

        If this Letter of Transmittal or any certificates representing Senior Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Exchange Agent, in its sole discretion, of their authority so to act must be submitted with this Letter of Transmittal.

        6.     Special Issuance and Special Delivery Instructions.    Tendering Holders should indicate in the applicable box or boxes the name and address to which Senior Notes for principal amounts not tendered or Exchange Notes exchanged for outstanding Senior Notes in connection with the Exchange Offer are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. Holders tendering by book-entry transfer may request that outstanding Senior Notes not exchanged be credited to such accounted maintained at DTC as such Holder may designate. If no instructions are given, Senior Notes not tendered will be returned to the registered Holder of the Senior Notes tendered. For Holders of Senior Notes tendered by book-entry transfer, Senior Notes not tendered will be returned by crediting the account at DTC designated above.

        7.     Taxpayer Identification Number and Substitute Form W-9.    Federal income tax law generally requires that each tendering Holder is required to provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a Holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the Holder may be subject to backup withholding (currently at a rate of 28%) with respect to the reportable payments made with respect to the tendered Senior Notes and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain Holders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        To prevent backup withholding, each Holder tendering outstanding Senior Notes must provide such Holder's correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such Holder is awaiting a taxpayer identification number), and that (i) such Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding.

        If the Holder tending outstanding Senior Notes does not have a taxpayer identification number, such Holder should consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions on applying for a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certification of Awaiting Taxpayer Identification Number set forth herein. If the Holder tendering outstanding Senior Notes does not provide such Holder's taxpayer identification number to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes such Holder's taxpayer identification number to the Exchange Agent. Note: Writing "Applied For" on the form means that the Holder tendering outstanding Senior Notes has already applied for a taxpayer identification number or that such Holder intends to apply for one in the near future.

        If the outstanding Senior Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which taxpayer identification number to report.

        Exempt Holders tendering outstanding Senior Notes (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder, other than a foreign person, tendering outstanding Senior Notes should enter its correct taxpayer identification number in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

        The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

        8.     Transfer Taxes.    The Company will pay all transfer taxes, if any, required to be paid by it in connection with the exchange of the outstanding Senior Notes for the Exchange Notes. If, however, Exchange Notes, or outstanding Senior Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the outstanding Senior Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the outstanding Senior Notes in connection with the Exchange Offer, then the amount of any transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering Holder.

        9.     Mutilated, Lost, Stolen or Destroyed Outstanding Senior Notes.    If any certificate representing outstanding Senior Notes has been mutilated, lost, stolen or destroyed, the Holder should promptly contact the Exchange Agent at the address indicated above. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

        10.   Irregularities.    All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of outstanding Senior Notes pursuant to the procedures described in the Prospectus and the form and validity of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any or all tenders of any notes determined by it not to be in proper form or the acceptance of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion subject to applicable law, to waive or amend any of the conditions of the Exchange Offer or to waive any defect or irregularity in the tender of any particular Senior Notes, whether or not similar defects or irregularities are waived in the case of other tenders. The Company's interpretations of the terms and conditions of the Exchange Offer (including, without limitation, the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. Each tendering Holder, by execution of a Letter of Transmittal (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Tenders of such outstanding Senior Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any outstanding Senior Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless such Holders have otherwise provided herein, promptly following the expiration date. None of the Company, any of its affiliates, the

Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to Holders for failure to give such notification.

        11.   Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and the notice of guaranteed delivery may be directed to the Exchange Agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING SENIOR NOTES OR A BOOK ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.

PAYER'S NAME: U.S. BANK NATIONAL ASSOCIATION

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Identification Number (TIN)
Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
	For individuals, this is your social security number ("SSN"). Resident aliens Social Security Number or that do not have to receive not a or are eligible SSN may use their individual TIN. For other entities, this is your employer identification number ("EIN"). For sole proprietorships, either your SSN or EIN may be used. Refer to Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for further clarification. If you do not have a TIN, see instructions on, how to obtain a TIN on page 2 of the Guidelines, write "Applied For" in the space for the TIN indicating that you are awaiting a TIN and certify by signing and dating below.	Social security number(s) or Employer identification number(s)

Part 2 — CERTIFICATION — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING

SIGNATURE DATE NAME (Please Print) ADDRESS (Please Print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER INDENTIFICATION NUMBER.

  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature	Date

Name (Please Print)

Address (Please Print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—

1.	An individual's account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also a trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

8.	Sole proprietorship account	The owner(4)
9.	A valid trust, estate or pension trust	Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5)
10.	Corporate account	The corporation
11.	Religious, charitable or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2)
Circle the minor's name and furnish the minor's Social Security number.
(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.
(4)
Show the name of the owner.
(5)
List first and circle the name of the legal trust, estate or pension trust.

Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

[PLEASE SEE THE ACCOMPANYING INSTRUCTIONS]

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Section references are to the Internal Revenue Code.

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on payments include the following:

•
An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

•
The United States or any agency or instrumentality thereof.

•
A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•
A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•
An international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•
A corporation.

•
A financial institution.

•
A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•
A real estate investment trust.

•
A common trust fund operated by a bank under section 584(a).

•
An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•
An entity registered at all times under the Investment Company Act of 1940.

•
A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding including the following:

•
Payments to nonresident aliens subject to withholding under section 1441.

•
Payments of patronage dividends where the amount received is not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

•
Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•
Payments described in section 6049(b)(5) to non-resident aliens.

•
Payments on tax-free covenant bonds under section 1451.

•
Payments made by certain foreign organizations.

•
Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FORM, AND RETURN IT TO THE PAYER. ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice.

Section 6019 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a statutorily imposed percentage of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE

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SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL (Forming part of the terms and conditions of the Exchange Offer)
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Page 2